                                                                   EXHIBIT 23(c)

                        INDEPENDENT AUDITOR'S CONSENT










The Board of Directors and Shareholders
PICOM Insurance Company:


We consent to the use of our report dated February 20, 1996, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

Our report dated February 20, 1996, refers to a change in method of accounting for loss and loss adjustment expense reserves to eliminate discounting of such reserves.


                                                       KPMG PEAT MARWICK LLP


East Lansing, Michigan

June 28, 1996

                                                                   EXHIBIT 23(c)

                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholder
Professionals Insurance Company Management Group:


We consent to the use of our report dated May 3, 1996, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                       KPMG PEAT MARWICK LLP


East Lansing, Michigan

June 28, 1996

                                                                   EXHIBIT 23(c)


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholder
PICOM Interim Insurance Company:


We consent to the use of our report dated May 3, 1996, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                       KPMG PEAT MARWICK LLP


East Lansing, Michigan

June 28, 1996